Consolidated Quarterly Holdings Report
for
Fidelity® SAI Inflation-Focused Fund
April 30, 2025
        Offered exclusively to certain clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC, an affiliate of Fidelity Management & Research Company LLC.
IFF-NPRT3-0625
1.9892165.106
U.S. Treasury Obligations - 9.7%
	Yield (%) (a)	Principal Amount (b)	Value ($)
US Treasury Bills 0% 7/17/2025 (c)	4.24 to 4.26	395,000,000	391,467,215
US Treasury Bills 0% 7/3/2025 (c)	4.19 to 4.24	100,000,000	99,265,875
TOTAL U.S. TREASURY OBLIGATIONS (Cost $490,712,501)			490,733,090

Money Market Funds - 92.7%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (d) (Cost $4,683,227,201)	4.33	4,682,290,743	4,683,227,201

TOTAL INVESTMENT IN SECURITIES - 102.4% (Cost $5,173,939,702)	5,173,960,291
NET OTHER ASSETS (LIABILITIES) - (2.4)%	(122,767,210)
NET ASSETS - 100.0%	5,051,193,081

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Commodity Contracts
CBOT Corn Contracts (United States)	5,703	Jul 2025	135,588,825	4,101,559	4,101,559
CBOT HRW Wheat Contracts (United States)	597	Jul 2025	15,842,888	(642,415)	(642,415)
CBOT Hard Red Winter Wheat Contracts (United States)	275	Dec 2025	7,813,438	(82,394)	(82,394)
CBOT KC HRW Wheat Contracts (United States)	654	Sep 2025	17,796,975	(1,624,669)	(1,624,669)
CBOT KC HRW Wheat Contracts (United States)	397	Jul 2025	10,510,575	(942,400)	(942,400)
CBOT Soybean Contracts (United States)	2,846	Jul 2025	148,632,350	632,343	632,343
CBOT Soybean Meal Contracts (United States)	2,304	Dec 2025	69,995,520	(4,667,818)	(4,667,818)
CBOT Soybean Oil Contracts (United States)	728	Dec 2025	21,197,904	2,832,340	2,832,340
CBOT Soybean Oil Contracts (United States)	3,432	Jul 2025	100,839,024	3,510,179	3,510,179
CBOT Wheat Contracts (United States)	1,026	Sep 2025	27,958,500	(2,461,474)	(2,461,474)
CBOT Wheat Contracts (United States)	458	Dec 2025	13,012,925	(102,500)	(102,500)
CME Copper Contracts (United States)	611	Dec 2025	71,941,063	2,383,197	2,383,197
CME Gold Bullion Contracts (United States)	1,653	Jun 2025	546,340,030	46,211,317	46,211,317
CME Lean Hogs Contracts (United States)	852	Aug 2025	33,108,720	(741,700)	(741,700)
CME Lean Hogs Contracts (United States)	414	Oct 2025	13,595,760	16,650	16,650
CME Live Cattle Contracts (United States)	1,434	Aug 2025	117,043,080	(208,283)	(208,283)
CME Live Cattle Contracts (United States)	486	Oct 2025	39,259,080	1,124,764	1,124,764
CME Silver Bullion Contracts (United States)	894	Jul 2025	146,482,770	7,084,355	7,084,355
COMEX Copper Contracts (United States)	937	Jul 2025	107,682,850	(11,832,731)	(11,832,731)
ICE Brent Crude Contracts (United Kingdom)	14,306	Jul 2025	864,369,110	(51,256,369)	(51,256,369)
ICE Coffee Contracts (United States)	358	Dec 2025	51,545,288	3,847,782	3,847,782
ICE Coffee Contracts (United States)	731	Jul 2025	109,855,594	7,418,394	7,418,394
ICE Cotton No 2 Contracts (United States)	934	Dec 2025	31,657,930	(475,296)	(475,296)
ICE Cotton No 2 Contracts (United States)	461	Jul 2025	15,217,610	(18,111)	(18,111)
ICE Gas Oil Contracts (United Kingdom)	6,137	Jul 2025	356,027,000	(40,149,819)	(40,149,819)
ICE Sugar Contracts (United States)	1,379	Sep 2025	26,904,842	(122,861)	(122,861)
ICE Sugar No 11 Contracts (United States)	3,046	Jun 2025	58,848,720	(3,612,452)	(3,612,452)
LME Aluminum Contracts (United Kingdom)	3,314	May 2025	197,778,692	(19,951,892)	(19,951,892)
LME Aluminum Contracts (United Kingdom)	1,922	Jul 2025	115,254,652	(8,974,311)	(8,974,311)
LME Aluminum Contracts (United Kingdom)	606	Sep 2025	36,478,776	(3,605,194)	(3,605,194)
LME Aluminum Contracts (United Kingdom)	676	Nov 2025	40,950,221	349,064	349,064
LME Lead Contracts (United Kingdom)	592	May 2025	28,974,256	(1,006,243)	(1,006,243)
LME Lead Contracts (United Kingdom)	1,567	Jul 2025	76,784,175	(1,057,302)	(1,057,302)
LME Lead Contracts (United Kingdom)	339	Sep 2025	16,725,413	(671,677)	(671,677)
LME Lead Contracts (United Kingdom)	193	Nov 2025	9,589,688	345,801	345,801
LME Nickel Contracts (United Kingdom)	683	May 2025	62,576,380	(4,268,279)	(4,268,279)
LME Nickel Contracts (United Kingdom)	1,007	Jul 2025	93,038,885	(3,635,807)	(3,635,807)
LME Nickel Contracts (United Kingdom)	236	Sep 2025	22,000,138	(431,477)	(431,477)
LME Nickel Contracts (United Kingdom)	263	Nov 2025	24,736,444	1,044,808	1,044,808
LME Zinc Contracts (United Kingdom)	1,200	May 2025	77,107,200	(10,530,793)	(10,530,793)
LME Zinc Contracts (United Kingdom)	1,293	Jul 2025	83,609,906	(9,486,327)	(9,486,327)
LME Zinc Contracts (United Kingdom)	290	Sep 2025	18,859,715	(1,973,893)	(1,973,893)
LME Zinc Contracts (United Kingdom)	324	Nov 2025	21,151,854	(75,230)	(75,230)
NYMEX Gasoline RBOB Contracts (United States)	49	Aug 2025	3,954,447	(26,293)	(26,293)
NYMEX Gasoline RBOB Contracts (United States)	1,566	Jun 2025	130,921,291	(10,855,476)	(10,855,476)
NYMEX Gasoline RBOB Contracts (United States)	2,540	Oct 2025	183,944,002	(13,186,056)	(13,186,056)
NYMEX Heating Oil Contracts (United States)	3,400	Jun 2025	283,458,000	(25,315,039)	(25,315,039)
NYMEX Heating Oil Contracts (United States)	55	Dec 2025	4,697,474	(166)	(166)
NYMEX Natural Gas Contracts (United States)	4,954	Jun 2025	181,266,860	(2,072,569)	(2,072,569)
NYMEX Natural Gas Contracts (United States)	1,169	Aug 2025	43,704,220	(883,359)	(883,359)
NYMEX Natural Gas Contracts (United States)	35	Dec 2025	1,714,385	(106)	(106)
NYMEX WTI Crude Oil Contracts (United States)	13,230	Jun 2025	762,048,860	(116,460,522)	(116,460,522)

TOTAL PURCHASED					272,506,750

Sold

Commodity Contracts
LME Aluminum Contracts (United Kingdom)	3,314	May 2025	197,778,692	18,133,455	18,133,455
LME Aluminum Contracts (United Kingdom)	1,243	Jul 2025	74,537,738	3,194,155	3,194,155
LME Aluminum Contracts (United Kingdom)	606	Sep 2025	36,478,776	(401,016)	(401,016)
LME Lead Contracts (United Kingdom)	592	May 2025	28,974,256	1,511,559	1,511,559
LME Lead Contracts (United Kingdom)	349	Jul 2025	17,101,262	(322,276)	(322,276)
LME Lead Contracts (United Kingdom)	339	Sep 2025	16,725,413	(283,953)	(283,953)
LME Nickel Contracts (United Kingdom)	683	May 2025	62,576,380	3,477,581	3,477,581
LME Nickel Contracts (United Kingdom)	486	Jul 2025	44,902,580	(244,755)	(244,755)
LME Nickel Contracts (United Kingdom)	236	Sep 2025	22,000,138	(1,252,639)	(1,252,639)
LME Zinc Contracts (United Kingdom)	1,200	May 2025	77,107,200	12,795,050	12,795,050
LME Zinc Contracts (United Kingdom)	654	Jul 2025	42,289,929	2,592,285	2,592,285
LME Zinc Contracts (United Kingdom)	290	Sep 2025	18,859,715	97,417	97,417

TOTAL SOLD					39,296,863

TOTAL FUTURES CONTRACTS					(233,209,887)
The notional amount of futures purchased as a percentage of Net Assets is 112.5%
The notional amount of futures sold as a percentage of Net Assets is 12.7%

Legend

(a)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(b)	Amount is stated in United States dollars unless otherwise noted.
(c)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $483,672,471.
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	3,754,296,007	5,115,096,530	4,186,165,336	134,874,493	-	-	4,683,227,201	4,682,290,743	7.8%
Total	3,754,296,007	5,115,096,530	4,186,165,336	134,874,493	-	-	4,683,227,201

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price or official closing price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Commodity Risk - Commodity Risk is the risk that the value of a commodity will fluctuate as a result of changes in market prices.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the commodities market.

Open futures contracts at period end are presented in the Consolidated Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Consolidated Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's consolidated schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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